UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 1, 2005
                                                --------------------------------

                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


        Florida                        0-26272                  59-2705336
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(State or other jurisdiction         (Commission               IRS Employer
of incorporation)                    File Number)           Identification No.)


12901 Hutton Drive               Dallas, TX                             75234
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  (Address of principal executive offices)                            (Zip Code)


Company's telephone number, including area code      (972) 241-4080
                                               ---------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On February 1, 2005, Natural Health Trends Corp. (the "Company") appointed Keith C. Zagar as its Chief Operating Officer and General Counsel. Mr. Zagar joined the Company in November 2004 as Senior Legal Counsel. From February 2001 through December 2004, Mr. Zagar was co-founder and President of Guild Electrical & Telecom Services, a commercial electrical contractor. Mr. Zagar was also engaged in the private practice of law since 1981.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NATURAL HEALTH TRENDS CORP.


Date: February 3, 2005
                                            By: /s/ MARK D. WOODBURN
                                                --------------------------------
                                                Name:  Mark D. Woodburn
                                                Title: President

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